================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                Date of Report (Date of earliest event reported):
                                  JUNE 9, 2004


                               PIVX SOLUTIONS, INC
             (Exact name of registrant as specified in its charter)


                                    00-33625
                            (Commission File Number)

            NEVADA                                          87-0618509
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
        Incorporation)                                        Number)


               23 CORPORATE PLAZA, SUITE 280
                 NEWPORT BEACH, CALIFORNIA                     92660
         (Address of Principal Executive Offices)            (Zip Code)


                                 (949) 999-1600
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

================================================================================

ITEM 2.01.  ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported on a Current Report on Form 8-K with the Securities and Exchange Commission on June 22, 2004, we acquired all of the issued and outstanding shares of capital stock of Threat Focus, Inc., a California corporation, on June 9, 2004, pursuant to an Agreement and Plan of Merger dated as of May 28, 2004, as amended. Our wholly-owned subsidiary, Threat Focus Merger Corp., a California corporation, was merged with and into Threat Focus, with Threat Focus being the surviving corporation. As a result of the merger, Threat Focus became a wholly-owned subsidiary of PivX Solutions, Inc.

         This Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on June 22, 2004 to include financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition of Threat Focus, Inc.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a), (b) Financial Statements of Businesses Acquired.
                  --------------------------------------------

         Report of Independent Registered Public Accounting Firm

         Balance Sheets of Threat Focus, Inc. as of December 31, 2003 and March 31, 2004 (unaudited)

         Statements of Operations of Threat Focus, Inc. for the year ended December 31, 2003 and the three months ended March 31, 2004 and 2003 (unaudited)

         Statements of Stockholders' Deficit of Threat Focus, Inc. for the year ended December 31, 2003 and the three months ended March 31, 2004 (unaudited)

         Statements of Cash Flows Threat Focus, Inc. for the year ended December 31, 2003, and the three months ended March 31, 2004 and 2003 (unaudited)

         Notes to Financial Statements

         Unaudited Pro Forma Statements of Operations for the Registrant and Threat Focus, Inc. for the year ended December 31, 2003 and three months ended March 31, 2004.

         (c)      Exhibits.
                  ---------

                  Exhibit No.       Description
                  -----------       -----------

                  Ex. 99.1 Agreement and Plan of Merger, previously filed as an exhibit to Current Report on Form 8-K filed on June 22, 2004.

                  Ex. 99.2 Amendment to Agreement and Plan of Merger, previously filed as an exhibit to Current Report on Form 8-K filed on June 22, 2004

                  Ex. 99.3 Amendment No. 2 to Agreement and Plan of Merger, previously filed as an exhibit to Current Report on Form 8-K filed on
                                    June 22, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIVX SOLUTIONS, INC.



                                       By:/s/ Robert N. Shively
                                          --------------------------------------
                                           Robert N. Shively
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
Dated:   August 23, 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Threat Focus, Inc.

We have audited the accompanying balance sheet of Threat Focus, Inc. (the "Company") as of December 31, 2003, and the related statements of operations, stockholders' deficit, and cash flows for year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Threat Focus, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 of the financial statements, the Company has incurred losses from operations and used cash flows from operations. At December 31, 2003, the Company has a small working capital and stockholders' deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2 of the financial statements. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ McKennon, Wilson & Morgan LLP

Irvine, California
August 19, 2004


                                              THREAT FOCUS, INC.

                                                BALANCE SHEETS

                            AS OF DECEMBER 31, 2003 AND MARCH, 31, 2004 (UNAUDITED)



                                                                                December 31, 2003  March 31, 2004
                                                                                -----------------  --------------
ASSETS                                                                                               (unaudited)

Current assets:
  Cash                                                                          $     777          $  45,171
  Account receivable                                                                  399              2,870
                                                                                ----------         ----------
         Total current assets                                                       1,176             48,041

Property and equipment, net                                                        13,208             11,087
                                                                                ----------         ----------
         Total assets                                                           $  14,384          $  59,128
                                                                                ==========         ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable                                                              $   1,317          $   4,197
  Accrued liabilities                                                              55,000             65,000
  Deferred revenue                                                                  8,368              4,753
                                                                                ----------         ----------
         Total current liabilities                                                 64,685             73,950
                                                                                ----------         ----------

Stockholders' deficit:

  Preferred stock, 10,000,000 shares authorized; none outstanding                      --                 --
  Common stock, $0.0001 par value; 20,000,000 shares authorized;
    4,333,334 and 4,875,046 shares issued and outstanding at
    December 31, 2003 and March 31, 2004 (unaudited), respectively                    433                487
  Additional paid-in capital                                                      309,567            418,263
  Accumulated deficit                                                            (360,301)          (433,572)
                                                                                ----------         ----------
         Total stockholders' deficit                                              (50,301)           (14,822)
                                                                                ----------         ----------
         Total liabilities and stockholders' deficit                            $  14,384          $  59,128
                                                                                ==========         ==========

                                See accompanying notes to financial statements

                               THREAT FOCUS, INC.

                            STATEMENTS OF OPERATIONS

                    FOR THE YEAR ENDED DECEMBER 31, 2003 AND
             THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)





                             December 31, 2003  March 31, 2004    March 31, 2003
                             -----------------  --------------    --------------
                                                 (unaudited)        (unaudited)


Subscription revenue            $  21,622         $  12,249         $     188

Cost of subscription revenue       10,949             2,880             2,796
                                ----------        ----------        ----------

     Gross profit                  10,673             9,369            (2,608)
                                ----------        ----------        ----------

Operating expenses:
  General and administrative      332,960            80,088            82,280
  Selling and Marketing            38,014             2,552             1,667
                                ----------        ----------        ----------
     Total operating expenses     370,974            82,640            83,947
                                ----------        ----------        ----------

     Net loss                   $(360,301)        $ (73,271)        $ (86,555)
                                ==========        ==========        ==========



                 See accompanying notes to financial statements


                                                   THREAT FOCUS, INC.

                                           STATEMENTS OF STOCKHOLDERS' DEFICIT

                                        FOR THE YEAR ENDED DECEMBER 31, 2003 AND
                                      THREE MONTHS ENDED MARCH 31, 2004 (UNAUDITED)




                                                     Common Stock
                                                     ------------          Additional     Accumulated
                                                Shares         Amount    Paid-In Capital     Deficit          Total
                                                ------         ------    ---------------     -------          -----
Balances at January 1, 2003                          --      $      --      $      --      $      --       $      --

Common stock issued to founders upon
 incorporation for $0.01 per share            4,000,000            400         49,600            --           50,000
Common stock issued for cash
 at $0.08 per share                             333,334             33         24,967             --          25,000
Fair value of services contributed                   --             --        235,000             --         235,000
Net loss                                             --             --             --       (360,301)       (353,673)
                                              ----------     ----------     ----------     ----------      ----------

Balances at December 31, 2003                 4,333,334            433        309,567       (360,301)        (50,301)

Common stock issued for cash (unaudited)        541,712             54         49,946             --          50,000
Fair value of services contributed
(unaudited)                                          --             --         58,750             --          58,750
Net loss                                             --             --             --        (73,271)        (73,271)
                                              ----------     ----------     ----------     ----------      ----------

Balances at March 31, 2004 (unaudited)        4,875,046      $     487      $ 418,263      $(433,572)      $ (14,822)
                                              ==========     ==========     ==========     ==========      ==========

                                     See accompanying notes to financial statements

                                                          F-4


                                              THREAT FOCUS, INC.

                                           STATEMENTS OF CASH FLOWS

                                   FOR THE YEAR ENDED DECEMBER 31, 2003 AND
                            THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)




                                                      December 31, 2003   March 31, 2004      March 31, 2003
                                                      -----------------   --------------      --------------
                                                                            (unaudited)         (unaudited)
Cash flows from operating activities:
  Net loss                                                $(360,301)         $ (73,271)         $ (86,555)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation expense                                    3,864              2,121                 --
      Fair value of services contributed by founder         235,000             58,750             58,750
  Changes in operating assets and liabilities:
        Accounts receivable                                    (399)            (2,471)                --
        Accounts payable                                      1,317              2,880             (5,416)
        Accrued liabilities                                  55,000             10,000             13,750
        Deferred revenue                                      8,368             (3,615)                --
                                                          ----------         ----------         ----------
Net cash used in operating activities                       (57,151)            (5,606)           (19,471)

Cash flows from investing activities-
  Purchases of property and equipment                       (17,072)                --            (11,737)

Cash flows from financing activities-
  Proceeds from sale of common stock                         75,000             50,000             50,000
                                                          ----------         ----------         ----------

Net change in cash                                              777             43,434             18,792

Cash, beginning of period                                        --                777                 --
                                                          ----------         ----------         ----------


Cash, end of period                                       $     777          $  45,171          $  18,792
                                                          ==========         ==========         ==========

                                See accompanying notes to financial statements

                               THREAT FOCUS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED DECEMBER 31, 2003 AND
             THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)


NOTE 1 - ORGANIZATION AND BUSINESS

Threat Focus commenced operations on or about January 1, 2003 and was incorporated as Threat Focus, Inc. (the "Company")in the State of California on January 21, 2003. Threat Focus offers a security intelligence service used by companies to help keep their networks safe from attack and to comply with an ever-increasing number of security and privacy regulations. The Company's services includes: 1) real-time, targeted security alerts for over 1,600 products; and 2) automated vulnerability scanning to identify and fix in excess of 2,100+ known security weaknesses. The Company has a customer list of over 40 companies, including GE, Veritas, Delphi, New Century Financial and TMC Healthcare.

On June 9, 2004, the Company was acquired by PivX Solutions, Inc. ("PivX) a network security solutions company which has provided or intends to provide security consulting services and security software products to a variety of businesses and governmental agencies. Under the terms of the acquisition agreement PivX issued 1,000,002 shares of its common stock in exchange for 100% of the issued and outstanding common stock of the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the basis of the Company continuing as a going concern. The Company has generated limited revenues, incurred losses from operations since inception, used cash flow in operating activities and has an accumulated deficit of $433,572 at March 31, 2004 (unaudited). These factors raise substantial doubt about the Company's ability to continue as a going concern. As part of the management's plans, subsequent to year-end, the Company received proceeds of $100,000 from the sale of 1,083,423 shares of common stock (Note 5). In addition management expects that upon the acquisition by PivX its operations will be funded through common stock offerings performed by PivX, such that management can generate revenues sufficient to meet its anticipated costs. There are no assurances that management of the Company or PivX will be successful in their plans. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

QUARTERLY INFORMATION

The unaudited financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of results for the interim periods presented. Preparing financial statements requires management to make estimates and assumptions that affect the amounts that are reported in the condensed consolidated financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions that the Company may undertake in the future, actual results maybe different from the estimates. The results of operations for the three months ended March 31, 2004 and 2003, are not necessarily indicative of the results to be expected for any future period or the full fiscal year.

                               THREAT FOCUS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED DECEMBER 31, 2003 AND
             THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)


USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates. Significant estimates made by management include, but are not limited to collectibility of accounts receivable, realizability of long-lived assets and fair value of officers' compensation.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally ranging from 3 to 5 years. The cost of maintenance and repairs is charged to expense as incurred; significant renewals and betterments are capitalized. Deductions are made for retirements resulting from renewals or betterments.

IMPAIRMENT OF LONG-LIVED ASSETS

Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires that if events or changes in circumstances indicate that the cost of long-lived assets or asset groups may be impaired, or at least annually an evaluation of recoverability be performed by comparing the estimated future undiscounted cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value would be required. Long-lived assets or asset groups that meet the criteria in SFAS 144 as being held for disposal by sale are reflected at the lower of their carrying amount or fair market value, less costs to sell. No impairments were recorded during the periods presented.

SOFTWARE DEVELOPMENT COSTS

Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," ("SFAS 86") states that all costs incurred in connection with the development of software subsequent to technological feasibility should be capitalized until such time that the software is available to customers. The Company believes its current process for developing software is essentially completed concurrent with the establishment of technological feasibility and, as such, no costs have been capitalized to date.

ACCOUNTING FOR STOCK-BASED COMPENSATION

The Company, at its option, has not adopted a fair value-based method of accounting for stock-based compensation plans for employees and non-employee directors under SFAS No. 123 "Accounting for Stock-Based Compensation." The Company will use the intrinsic value-based approach, and supplement disclosure of the pro forma impact on operations using the fair value-based approach as required by SFAS No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure". Stock-based compensation issued to non-employees and consultants will be measured using the minimum value method in accordance with SFAS No. 123. The Company has not issued any options to date.

                               THREAT FOCUS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED DECEMBER 31, 2003 AND
             THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)


INCOME TAXES

The Company elected to be taxed as a Corporation by the Internal Revenue Service. The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes," whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between bases used for financial reporting and income tax reporting purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. Income tax expenses during the periods presented are not significant

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments approximated their carrying values at December 31, 2003 and March 31, 2004 (unaudited). The financial instruments consist of cash, accounts receivable and certain current liabilities.

RISKS AND UNCERTAINTIES

The Company's operations are subject to new innovations in product design and function. Significant technical changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in the industry segment.

REVENUE RECOGNITION

The Company generates revenues from subscriptions. The Company recognizes subscription revenues in accordance with the provisions of Statement of Position ("SOP") 97-2 "Software Revenue Recognition" as amended by SOP 98-9 "Software Revenue Recognition, With Respect to Certain Transactions." Revenues on subscriptions are recognized ratably over the subscription period. Any monies received where the subscription period has not been satisfied are classified as deferred revenues.

NEW ACCOUNTING PRONOUNCEMENTS

In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, Guarantors' Accounting and Disclosure Requirements For Guarantees, Including Indirect Guarantees of indebtedness of Others ("FIN 45"). FIN 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also requires

                               THREAT FOCUS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED DECEMBER 31, 2003 AND
             THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)


that at all times a company issues a guarantee, a company must recognize an initial liability for the fair market value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of FIN 45 apply on a prospective basis to guarantees issued or modified after December 31, 2002. The FIN 45 effect on the Company's financial statements is insignificant during the periods presented

In May 2003, the FASB issued SFAS No. 150, "Accounting For Certain Financial Instruments With Characteristics of Both Liabilities and Equity", ("SFAS 150"). SFAS 150 establishes standards for how an issuer classifies and measurers in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. In accordance with SFAS 150, financial instruments that embody obligations for the issuer are required to be classified as liabilities. SFAS 150 shall be effective for financial instruments entered into or modified after May 31, 2003. SFAS 150 did not have a significant effect on the Company's financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2003 and March 31, 2004 (unaudited):


                                             December 31, 2003   March 31, 2004
                                             -----------------   --------------
                                                                   (unaudited)

Equipment                                        $  1,615           $  1,615
Capitalized website costs                          15,457             15,457
                                                 ---------          ---------
                                                   17,072             17,072
Less accumulated depreciation                      (3,864)            (5,985)
                                                 ---------          ---------
                                                 $ 13,208           $ 11,087
                                                 =========          =========

During the year ended December 31, 2003, and the three months ended March 31, 2004 and 2003 (unaudited), depreciation expense totaled $3,864, $2,121, and zero, respectively.

NOTE 4 - INCOME TAXES

At December 31, 2003, Threat Focus had net operating loss carry-forwards for federal and state income tax purposes totaling approximately $111,971, which for federal reporting purposes, begin to expire in 2011 and fully expire in 2023. For state purposes, the net operating loss carry-forward begin to expire in 2005 and fully expire in 2010. The utilization of the net operating loss may be substantially limited by the occurrence of certain events, including changes in ownership. The net deferred tax asset at December, 2003, before considering the effects of Threat Focus' valuation allowance amounted to approximately $26,694. Threat Focus provided an allowance for all of its net deferred tax assets due to uncertainties about future income from operations. Threat Focus' provision for income taxes differs from the benefit that would have been recorded, assuming the federal rate of 24% due to the valuation allowance for net deferred tax asset.

                               THREAT FOCUS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED DECEMBER 31, 2003 AND
             THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED)


NOTE 5 - STOCKHOLDERS' DEFICIT

PREFERRED STOCK

The Company is authorized to issue 10,000,000 shares of preferred stock. The shares will be available for issuance from time to time by the Company at the discretion of the board of directors with such rights, preferences and privileges as the board may determine. As of December 31, 2003 and March 31, 2004 (unaudited) the Company has not issued any shares of preferred stock.

COMMON STOCK ISSUED FOR CASH

During the year ended December 31, 2003, the Company issued 4,000,000 shares of common stock to two (2) founders at $0.01 per share or $50,000. The Company also issued 333,334 for cash proceeds of $25,000. During the three months ended March 31, 2004 (unaudited), the Company issued 541,712 shares of common stock for cash proceeds of $50,000. In April 2004 (unaudited), the Company sold 541,711 shares of common stock for cash proceeds of $50,000.

FAIR VALUE OF OFFICERS' SERVICES

During the year ended December 31, 2003, the Company accrued compensation of $10,000 per quarter for two officers of the Company. At December 31, 2003, amounts due to these officers on the accompanying balance sheet were $40,000. In addition, the Company deemed that the fair value of these officers services were approximately $275,000. As such the Company recorded the difference of $235,000 between the estimated fair value of the officers services and the amounts paid as contributed capital. During the three months ended March 31, 2004 (unaudited), the Company accrued an additional $10,000 in accrued liabilities and recorded contributed capital of $58,750. As of March 31, 2004 (unaudited), amounts due to these officers were $50,000, which is recorded, in accrued liabilities in the accompanying balance sheet.

NOTE 6 - SUBSEQUENT EVENTS

See Notes 1 and 5 for discussion of subsequent events.

                INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS



Financial Statements:

        Introduction                                                        F-13

        Unaudited Pro Forma Combined Statements of Operations for the
          Three Months Ended March 31, 2004                                 F-14

        Unaudited Pro Forma Combined Statements of Operations for the
          Year Ended December 31, 2003                                      F-15

        Notes to Unaudited Pro Forma Combined Financial Statements          F-16

UNAUDITED PRO FORMA FINANCIAL DATA

On June 9, 2004, PivX Solutions, Inc. ("PivX") acquired Threat Focus, Inc., ("Threat Focus") a subscription-based security intelligence service used by companies to help keep their networks safe from attack and to comply with an ever-increasing number of security and privacy regulations. Under the terms of the agreement PivX issued 1,000,002 shares of common stock for all the outstanding shares of Threat Focus. The acquisition was accounted for under the purchase method of accounting in accordance with SFAS No. 141, "Business Combinations". The shares were valued at $2,088,818, based on the average closing price of PivX common stock 15 days before and after the acquisition. The valuation includes a 10% discount due to the restrictions on the common stock and lack of registration rights. PivX reported the condensed consolidated balance sheet as of June 30, 2004 on Form 10-QSB, which includes the effects of the purchase of Threat Focus. Thus, management has not prepared a March 31, 2004 unaudited pro forma balance sheet in this filing.

This pro forma presentation has been prepared utilizing historical financial statements and notes thereto, certain of which are included herein, as well as pro forma adjustments as described below.

The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003, and the three months ended March 31, 2004, includes the operating results of PivX and Threat Focus assuming the acquisition occurred on January 1, 2003. The unaudited pro forma combined statements of operations presented herein are not necessarily indicative of results of operations that would have resulted had the acquisition been completed at January 1, 2003, nor is it necessarily indicative of the results of operations in future periods of the consolidated companies. These pro forma statements of operations are, therefore, qualified in their entirety. They should be read in conjunction with the historical financial statements of Threat Focus, which are included herein, and the historical financial statements of PivX.

The unaudited pro forma adjustments represent management's estimates based on information available at this time. Actual adjustments to these unaudited financial statements could differ from those reflected herein.


UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                                      PIVX
                                              THREAT FOCUS,         SOLUTIONS,        ACQUISITION                      PRO FORMA
                                                  INC.                INC.            ADJUSTMENTS         NOTE         COMBINED
                                             ----------------    ----------------   ----------------    ---------    --------------
Revenues                                     $      12,249       $      24,000                                       $    36,249

Cost of revenues                                     2,880              10,500                                             2,880
                                             ----------------    ----------------                                    --------------

    Gross profit                                     9,369              13,500                                            33,369

Selling, general and administrative                 82,640             410,593                                           503,733
Research and development                                 -              26,814                                            26,814
Amortization of intangible                               -                   -             46,035       (B)               46,035
                                             ----------------    ----------------                                    --------------
    Total operating expenses                        82,640             437,407                                           576,582

Other income                                             -                (362)                                             (362)
Merger related expenses                                  -           1,287,490                                         1,287,490
                                             ----------------    ----------------                                    --------------
    Loss before income taxes                       (73,271)         (1,711,035)                                       (1,830,341)

Provision for income taxes                               -                   -                                                 -
                                             ----------------    ----------------                                    --------------
    Net loss                                 $     (73,271)      $  (1,711,035)                                      $(1,830,341)
                                             ================    ================                                    ==============

Loss per share - basic and diluted           $           -       $       (0.10)                                      $     (0.11)

Weighted average shares outstanding
basic and diluted                                        -          16,726,901          1,000,002       (A)           17,726,903


                                                               F-13


UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                      PIVX
                                              THREAT FOCUS,         SOLUTIONS,        ACQUISITION                      PRO FORMA
                                                  INC.                INC.            ADJUSTMENTS         NOTE         COMBINED
                                             ----------------    ----------------   ----------------    ---------    --------------

Revenues                                     $      21,622       $     759,923                                       $   781,545

Cost of revenues                                    10,949             434,074                                           445,023
                                             ----------------    ----------------                                    --------------

    Gross profit                                    10,673             325,849                                           336,522

Selling, general and administrative                370,974             831,944                                         1,202,918
Research and development                                 -              69,190                                            69,190
Amortization of intangibles                              -                   -            184,140       (B)              184,140
                                             ----------------    ----------------                                    --------------
    Total operating expenses                       370,974             901,134                                         1,456,248

Interest expense                                         -             (20,000)                                          (20,000)
Other income                                             -                  70                                                70
                                             ----------------    ----------------                                    --------------
    Loss before income taxes                      (360,301)           (595,215)                                       (1,139,656)

Provision for income taxes                               -               1,700                                             1,700
                                             ----------------    ----------------                                    --------------
    Net loss                                 $    (360,301)      $    (596,915)                                      $(1,141,356)
                                             ================    ================                                    ==============

Loss per share - basic and diluted           $           -       $       (0.04)                                      $     (0.07)

Weighted average shares outstanding
basic and diluted                                        -          14,692,545          1,000,002       (A)           15,692,547


NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments result from the allocation of the purchase price for the acquisition based on the fair value of the assets, liabilities and commitments acquired from Threat Focus and to conform Threat Focus' accounting policies to PivX's. The amounts and descriptions related to the preliminary adjustments are as follows:

         A. In connection with the acquisition of Threat Focus, PivX issued 1,000,002 shares of common stock for all the issued an outstanding shares of Threat Focus' common stock.

         B. To reflect the amortization of the software acquired, valued at $920,700, over a five-year period.







                                      F-15